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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           March 7, 2000
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                                  CAMBIO INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                         0-19726              94-3022377
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(State or Other Jurisdiction           (Commission           (IRS Employer
     of Incorporation)                 File Number)        Identification No.)



 6006 North Mesa Street, El Paso, Texas                            79912
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:       (915) 581-5828
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

           As of March 3, 2000, the number of outstanding shares of Class A Common Stock was 17,160,724 shares. This increase from the 10,773,034 shares reported on the Company's Form 10-QSB for the quarter ended December 31, 1999 is primarily due to the conversion of shares of preferred stock and the exercise of warrants.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (A)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                     Not applicable.

           (B)       PRO FORMA FINANCIAL INFORMATION.

                     Not applicable.

           (C)  EXHIBITS.

                     Not applicable.



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CAMBIO INC.



Date: March 7, 2000                              By: /s/ Ali Al-Dahwi
                                                     ----------------
                                                 Name: Ali Al-Dahwi
                                                 Title: Chief EXecutive Officer






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